File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                   Aquila
                                                               Group of Funds


                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 1, 2009


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)   at the World Forestry Center
                       Cheatham Hall
                       4033 SW Canyon Road
                       Portland, Oregon;

Time:            (b)   on Wednesday, April 1, 2009
                       at 2:00 p.m. Pacific Daylight Time;

Purposes:        (c)   for the following purposes:

                       (i)to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                       (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2009 (Proposal No. 2);

                       (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What Shares:     (d)   To vote at the Meeting, you must have been a shareholder
                       on the Trust's records at the close of business on January 23, 2009 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting
                       (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary





February 25, 2009

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300, New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is FAF Advisors, Inc. (the "Sub-Adviser"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, with a local office at 555 S.W. Oak Street, Portland, Oregon 97204.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about February 25, 2009.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

                                 (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for the proposal.

                               (2) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                              (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

     On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.41; Class C Shares, $10.41; and Class Y Shares, $10.41. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the Meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 31,453,499; Class C Shares, 1,601,922; and Class Y Shares, 5,877,365.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address              Number of shares             Percent of class
of the holder of record

Institutional 5% shareholders

Merrill, Lynch, Pierce,
Fenner & Smith, Inc.,          97,923 Class C Shares           6.11%
4800 Deer Lake
Drive East,
Jacksonville, FL              267,397 Class Y Shares           4.55%


Charles Schwab and Company
101 Montgomery Street
San Francisco, CA             777,169 Class Y Shares          13.22%


NFS LLC FEBO
South Valley Bank and
  Trust
P.O. Box 1787
Milwaukee, WI                 430,296 Class Y Shares           7.32%


NFS LLC FEBO
South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   307,862 Class Y Shares           5.24%


Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in June, 2008. All nominees have consented to serve if elected.


Nominees(1)

                                                                       Number of
                        Positions Held                                 Portfolios    Other Directorships
                        with                                           in Fund       Held by Trustee
                        Trust and                                      Complex       (The position held is
Name, Address((2))      Length of         Principal Occupation(s)      Overseen      a directorship unless
and Date of Birth       Service((3))      During Past 5 Years          by Trustee    indicated otherwise.)

Interested
Trustees((4))

Diana P. Herrmann        Vice Chair of    Vice Chair and Chief Executive     12      ICI Mutual Insurance Company
New York, NY             the Board of     Officer of Aquila Management
(02/25/58)               Trustees since   Corporation, Founder of the Aquila
                         2003,            Group of Funds((5)) and parent of
                         President        Aquila Investment Management LLC,
                         since 1998 and   Manager since 2004, President since
                         Trustee since    1997, Chief Operating Officer,
                         1994             1997-2008, a Director since 1984,
                                          Secretary since 1986 and previously
                                          its Executive Vice President, Senior
                                          Vice President or Vice President,
                                          1986-1997; Chief Executive Officer
                                          and Vice Chair since 2004, President
                                          and Manager of the Manager  since
                                          2003, and Chief Operating Officer of
                                          the Manager, 2003-2008; Chair, Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice President of
                                          funds in the Aquila Group of Funds
                                          since 1986; Director of the
                                          Distributor since 1997; Governor,
                                          Investment Company Institute (a trade
                                          organization for the U.S. mutual fund
                                          industry dedicated to protecting
                                          shareholder interests and educating
                                          the public about investing) and head
                                          of its Small Funds Committee since
                                          2004; active in charitable and
                                          volunteer organizations.


John W. Mitchell        Trustee since     Principal of M & H Economic       1        Oregon Mutual Insurance;
Portland, OR            1999              Consultants; Economist, Western            Western Capital Corporation
(07/13/44)                                Region, for U. S. Bancorp 1998
                                          - 2007; Chief Economist, U.S.
                                          Bancorp, Portland, Oregon,
                                          1983-1998; member, Oregon
                                          Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman,
                                          Oregon Governor's Technical
                                          Advisory Committee for Tax
                                          Review in 1998.
Non-interested Trustees

James A. Gardner        Chair of the      President, Gardner Associates,    1        None
Terrebonne, OR          Board of          an investment and real estate
(07/22/43)              Trustees since    firm, since 1989; Founding
                        2005 and          Partner and Chairman, Ranch of
                        Trustee since     the Canyons, a real estate
                        1986              firm, since 1991; President
                                          Emeritus, Lewis and Clark
                                          College and Law School;
                                          director, Oregon High Desert
                                          Museum since 1989, Vice
                                          Chairman since 2002; active in
                                          civic, business, educational
                                          and church organizations in
                                          Oregon.


Gary C. Cornia          Trustee since    Dean, Marriott School of           4        Lincoln Institute of Land
Orem, UT                2002             Management, Brigham Young                   Policy, Cambridge, MA
(06/24/48)                               University, since 2008;
                                         Director, Romney Institute of
                                         Public Management, Marriott
                                         School of Management, 2004 -
                                         2008; Professor, Marriott
                                         School of Management, 1980 -
                                         present; Past President, the
                                         National Tax Association;
                                         Fellow, Lincoln Institute of
                                         Land Policy, 2002 - present;
                                         Associate Dean, Marriott School
                                         of Management, Brigham Young
                                         University, 1991-2000; member,
                                         Utah Governor's Tax Review
                                         Committee since 1993.

Edmund P. Jensen        Trustee since    President and CEO, VISA            1        BMG-Seltec, a software
Portland, OR            2003             International, 1994-1999; Vice              company; CreditCards.com,
(04/13/37)                               Chairman and Chief Operating                a credit card search
                                         Officer, US Bancorp, 1974-1994.             company.

Ralph R. Shaw           Trustee since    President, Shaw Management         1        Schnitzer Steel
Portland, OR            2000             Company, an investment                      Industries, Inc.,
(08/23/38)                               counseling firm, 1980 -                     Telestream, Inc., BMG
                                         present; General Partner, Shaw              Seltec Corporation,
                                         Venture Partners, 1983 - 2005;              Rentrak Corporation,
                                         Shaw Venture Partners II, 1987              One-to-One Interactive,
                                         - 2005; and Shaw Venture                    Optimum Energy Co.
                                         Partners III, 1994 - 2005 (US
                                         Bancorp, parent of the
                                         Sub-Adviser, was a limited
                                         partner in these three
                                         ventures).

Nancy Wilgenbusch       Trustee since    President Emerita since 2008      1         West Coast Bank; Cascade
Marylhurst, OR          2002             and President 1984-2008,                    Corporation, a leading
(09/17/47)                               Marylhurst University; member,              international
                                         former Chair, Portland Branch               manufacturer of lift
                                         of the Federal Reserve Bank of              truck attachments.
                                         San Francisco; active board
                                         member of a number of civic
                                         organizations.

Other Individuals

Trustees
Emeritus((6))

Lacy B. Herrmann        Founder and      Founder and Chairman of the         N/A     N/A
New York, NY            Chairman         Board, Aquila Management
(05/12/29)              Emeritus since   Corporation, the sponsoring
                        2005; Chairman   organization and parent of the
                        of the Board     Manager or Administrator and/or
                        of Trustees      Adviser or Sub-Adviser to each
                        1985-2004 and    fund of the Aquila Group of
                        Trustee,         Funds; Chairman of the Manager
                        1985-2005        or Administrator and/or Adviser
                                         or Sub-Adviser to each since
                                         2004; Founder and Chairman
                                         Emeritus of each fund in the
                                         Aquila Group of Funds;
                                         previously Chairman and a
                                         Trustee of each fund in the
                                         Aquila Group of Funds since its
                                         establishment until 2004 or
                                         2005; Director of the
                                         Distributor since 1981 and
                                         formerly Vice President or
                                         Secretary, 1981-1998; Trustee
                                         Emeritus, Brown University and
                                         the Hopkins School; active in
                                         university, school and
                                         charitable organizations.


Vernon R. Alden         Trustee          Retired; former director or         N/A     N/A
Boston, MA              Emeritus since   trustee of various Fortune 500
(04/07/23)              2006             companies, including
                                         Colgate-Palmolive and McGraw
                                         Hill; formerly President of
                                         Ohio University and Associate
                                         Dean of the Harvard University
                                         Graduate School of Business
                                         Administration; Trustee,
                                         Narragansett Insured Tax-Free
                                         Income Fund, 1992-2006 and
                                         Tax-Free Trust of Oregon,
                                         1988-2001; Trustee Emeritus,
                                         Tax-Free Trust of Oregon since
                                         2006; member of several
                                         Japan-related advisory
                                         councils, including Chairman of
                                         the Japan Society of Boston;
                                         trustee of various cultural,
                                         educational and civic
                                         organizations.

David B. Frohnmayer     Trustee          President, University of Oregon     N/A     N/A
Eugene, OR              Emeritus since   since 1994; former Dean of the
(07/09/40)              2003             University of Oregon Law School
                                         and former Attorney General of
                                         the State of Oregon; Trustee,
                                         Tax-Free Trust of Oregon,
                                         1997-2003.

Raymond H. Lung         Trustee          Retired; trustee, Qualivest         N/A     N/A
Portland, OR            Emeritus since   Group of Funds, 1994-1997;
(12/24/26)              2005             former Executive Vice President
                                         and Executive Trust Officer,
                                         U.S. National Bank of Oregon;
                                         previously active in bank trade
                                         organizations and director of
                                         certain Pacific Northwest
                                         companies; Trustee, Tax-Free
                                         Trust of Oregon, 1992-2005.


Patricia L. Moss         Trustee          President and Chief Executive      N/A     N/A
Bend, OR                 Emeritus since   Officer, Cascade Bancorp and
(07/23/53)               2005             Bank of the Cascades since 1998;
                                          Trustee, Tax-Free Trust of
                                          Oregon, 2002-2005; active in
                                          community and educational
                                          organizations.

Officers

Charles E.               Executive Vice   Executive Vice President of all    N/A     N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          Executive Vice President and
                                          Chief Operating Officer of the
                                          Manager's parent  since 2008;
                                          formerly Senior Vice President,
                                          corporate development, Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Sally J. Church          Vice President   Vice President, Tax-Free Trust     N/A     N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002;
                                          Vice President of Aquila Cascadia
                                          Equity Fund, 1996-1997.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky     N/A     N/A
Portland, OR             since 1998       Mountain Equity Fund and Tax-Free
(02/10/64)                                Trust of Oregon.

Robert W. Anderson       Chief            Chief Compliance Officer of the    N/A     N/A
New York, NY (08/23/40)  Compliance       Trust and each of the other funds
                         Officer since    in the Aquila Group of Funds, the
                         2004 and         Manager and the Distributor since
                         Assistant        2004, Compliance Officer of the
                         Secretary        Manager or its predecessor and
                         since 2000       current parent 1998-2004;
                                          Assistant Secretary of the Aquila
                                          Group of Funds since 2000.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A     N/A
New York, NY             Financial        Aquila Group of Funds since 2003
(11/06/56)               Officer since    and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary        Shareholder of Butzel Long, a      N/A     N/A
New York, NY             since 1985       professional corporation, counsel
(12/16/39)                                to the Trust, since 2007; Partner
                                          of Hollyer Brady Barrett & Hines
                                          LLP, its predecessor as counsel,
                                          1989-2007; Secretary of the
                                          Aquila Group of Funds.


John M. Herndon          Assistant        Assistant Secretary of the         N/A     N/A
New York, NY (12/17/39)  Secretary        Aquila Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market
                                          Funds since 1990; Vice
                                          President of the Manager or
                                          its predecessor and current
                                          parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A     N/A
New York, NY            Treasurer since   Aquila Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant
                                          for the Aquila Group of Funds,
                                          1995-1998.

(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

((2)) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

((3)) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

((4)) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent.

((5)) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

((6)) A Trustee Emeritus may attend Board meetings but has no voting power.



                       Securities Holdings of the Trustees
                                (as of 12/31/08)

                                                                                 Aggregate Dollar Range of
                                                 Dollar Range of                 Ownership in the
Name of                                          Ownership in Tax-Free           Aquila Group of Funds
Trustee                                          Trust of Oregon(1)              Overseen by Trustee(1)

Interested Trustees

Diana P. Herrmann                                        C                                    E

John W. Mitchell                                         D                                    D

Non-interested Trustees

James A. Gardner                                         C                                    C

Gary C. Cornia                                           D                                    E

Edmund P. Jensen                                         C                                    C

Ralph R. Shaw                                            C                                    C

Nancy Wilgenbusch                                        C                                    C


(1)  A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2008, the Trust paid a total of $210,162 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                                     Compensation
                                                     from all                   Number of
                                                     funds in the               boards on
                           Compensation              Aquila                     which the
                           From the                  Group of                   Trustee now
Name                       Trust                     Funds                      serves

James A.
Gardner                    $39,000                   $39,000                    1

Gary C.
Cornia                     $22,000                   $65,000                    4

Edmund P.
Jensen                     $20,500                   $20,500                    1

John W.
Mitchell                   $21,000                   $21,000                    1

Ralph R.
Shaw                       $29,000                   $29,000                    1

Nancy
Wilgenbusch                $20,500                   $20,500                    1


     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of January 31, 2009, these funds had aggregate assets of approximately $4.6 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.

     Under proposed transactions, which are expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The shareholders of the Trust, as well as those of all of the other funds in the Aquila Group of Funds, have approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of a change of control of the Manager. The transactions will not result in any changes in the Trust's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Trust, or the personnel or operations of the Manager.

     During the fiscal year ended September 30, 2008, the Trust paid $1,648,873 in management fees.

     During the fiscal year ended September 30, 2008, $502,855 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $25,730 was retained by the Distributor. With respect to Class C Shares, during the same period $160,909 was paid under Part II of the Plan and $53,637 was paid under the Shareholder Services Plan. Of these total payments of $214,546, the Distributor received $51,804. All of such payments were for compensation.

     During the fiscal year ended September 30, 2008, the Trust paid $100,660 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Trust, for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of that firm.


     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

                         Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

     The Trust has a Nominating Committee, consisting of all of the non-"interested" Trustees. The committee has a working group consisting of James
A. Gardner, Ralph R. Shaw and Nancy Wilgenbusch. The working group held two meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2009. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended September 30, 2007 and 2008.


                                          2007          2008

     Audit Fees                         $18,000       $18,900

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000        18,900


     Tax fees (1)                         3,000         3,100

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $22,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

     All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2009.

     TWB has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2010 annual meeting must be received by the Trust by October 26, 2009, in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by January 8, 2010.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                Outreach Meeting

     For the convenience of the shareholders who live a distance from Portland, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of consideration of the proposals discussed in the proxy statement. The outreach meeting this year will be held on Monday, March 30, 2009 in Bend, Oregon at 2:00 p.m.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           to be held on April 1, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.




                 PROXY        AQUILA GROUP OF FUNDS        PROXY

                            TAX-FREE TRUST OF OREGON
            Proxy for Annual Meeting of Shareholders - April 1, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, April 1, 2009, at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
              Signature

              _________________________________________________
              Signature (if held jointly)

              _________________________________________________


              Date_____________________________________________


                                                           Yes     No
                                                            __     __
I plan to attend the Annual Meeting in Portland.           [__]   [__]

                                                            __     __
I plan to attend the Outreach Meeting in Bend.             [__]   [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

         Important Notice Regarding the Availability of Proxy Materials
             for the Aquila Group of Funds Tax-Free Trust of Oregon
                Shareholder Meeting to Be Held on April 1, 2009.
              The Proxy Statement for this meeting is available at:
                     https://www.proxy-direct.com/aqu19893





                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.    Election of Trustee Nominees:

    01.  Gary C. Cornia     02.  James A. Gardner      03.  Diana P. Herrmann*
    04.  Edmund P. Jensen   05.  John W. Mitchell*     06.  Ralph R. Shaw
    07.  Nancy Wilgenbusch
                                                 *Interested Trustees



              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

____________________

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]

As to any other matter said proxies shall vote in accordance with their best judgment.


Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.